UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009
PREGIS HOLDING II CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-130353-04 (Commission File Number)	20-3321581 (I.R.S. Employer Identification Number)
1650 Lake Cook Road
Deerfield, Illinois 60015
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 597-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Notes Offering.
     On October 5, 2009, Pregis Corporation (the “Company”), a subsidiary of Pregis Holding II Corporation, issued €125,000,000 aggregate principal amount of Second Priority Senior Secured Floating Rate Notes due 2013 (the “Notes”). The Notes were issued in a transaction pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Company used the net proceeds of the offering of the Notes, together with cash on hand, to repay in full the term loans under the Company’s senior secured credit facilities.
     In connection with the sale of the Notes, the Company entered into a supplemental indenture, a registration rights agreement, an amendment to its senior secured credit facilities and amendments to certain of its security agreements, all of which are described below.
Supplemental Indenture and Description of Notes.
     The Notes were issued under an indenture, dated as of October 12, 2005, among the Company, the guarantors named therein, The Bank of New York, as trustee, collateral agent, registrar and paying agent, and RSM Robson Rhodes LLP, as Irish paying agent (the “Base Indenture”), as supplemented by a supplemental indenture, dated as of October 5, 2009, among the Company, the guarantors named therein, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, The Bank of New York Mellon (Luxembourg) S.A., as successor registrar to The Bank of New York, The Bank of New York Mellon, as paying agent, and Grant Thornton, as Irish paying agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).
     The Notes were sold at an issue price of 94% of their aggregate principal amount, together with accrued interest from July 15, 2009 (as if the Notes had been issued and outstanding since July 15, 2009). The Notes bear interest at a floating rate of EURIBOR plus 5.00% per year, payable quarterly on January 15, April 15, July 15 and October 15 of each year, beginning on October 15, 2009. The Notes will mature on April 15, 2013. The Notes are treated as a single class under the Indenture with the Company’s €100,000,000 principal amount of Second Priority Senior Secured Floating Rate Notes (the “Original Notes”), which were issued on October 12, 2005. However, the Notes were issued with more than de minimis original issue discount for United States federal income tax purposes and, as such, are not fungible with the Original Notes and trade under separate ISIN and Common Code numbers.
     The Notes are secured on a second priority basis by substantially all of the assets which secure the Company’s senior secured credit facilities, and are guaranteed by Pregis Holding II Corporation and the Company’s domestic subsidiaries.
     The description of the Notes above is qualified in its entirety to the applicable terms of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Base Indenture, which was filed as Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form S-4 of Pregis Holding II Corporation, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2006.
Registration Rights Agreement.
     On October 5, 2009, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement and use commercially reasonable efforts to cause it to be declared effective as promptly as possible after the issuance of the Notes, thereby permitting the Company to offer to exchange the notes for a new issue of identical debt securities registered under the Securities Act. Under the Registration Rights Agreement, the Company has agreed to complete the exchange offer for the Notes by no later than 270 days after the issuance of the Notes, and has also agreed to provide a shelf registration statement to cover resales of the Notes under certain circumstances. The Registration Rights Agreement also requires the Company to pay additional interest to holders of the Notes under certain circumstances if the Company fails to satisfy certain of its obligations under the Registration Rights Agreement within the time periods specified in the agreement.
Amendment to Senior Secured Credit Facilities.
     On October 5, 2009, the Company entered into an amendment to its senior secured credit facilities (the “Bank Amendment”). Among other things, the Bank Amendment:
•	permits the Company to engage in certain specified sale leaseback transactions expected to yield up to $37 million in 2009 and up to $35 million of additional sale leaseback transactions through the maturity of the senior secured credit facilities;

•	replaces the maximum leverage ratio covenant of 5.0x under the senior secured credit facilities with a first lien leverage covenant of 2.0x;

•	eliminates the minimum cash interest coverage ratio covenant under the senior secured credit facilities;

•	increases the accordion feature of the term loan portion of the senior secured credit facilities by $100.0 million, allowing the Company to borrow up to $200.0 million under the term loan portion of the senior secured credit facilities, subject to certain conditions including receipt of commitments therefor;

•	provides for additional subordinated debt issuances subject to a 2x interest coverage ratio; and

•	modifies several other covenants in the senior secured credit facilities to provide the Company with more flexibility.
Amendments to Security Agreements.
     In connection with the issuance of the Notes, on October 5, 2009, the Company entered into amendments to the following security agreements to provide for perfected security interests securing the Notes: (1) an amendment to the Company’s second lien security agreement, (2) an amendment to the Company’s second lien intellectual property security agreement and (3) an amendment to the subordinated pledge agreement relating to Pregis (Luxembourg) Holding S,à r.l. a subsidiary of the Company (collectively, the “Security Agreement Amendments”).
     The descriptions of the Supplemental Indenture, Registration Rights Agreement, Bank Amendment and Security Agreement Amendments are qualified in their entirety by references to the complete agreements, which are filed as Exhibits 4.1, 4.2, 10.1 and 10.2-10.4 hereto, respectively. The description of the Base Indenture is qualified in its entirety by reference to the complete agreement, which was filed as Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form S-4 of Pregis Holding II Corporation, filed with the SEC on February 14, 2006.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.	Other Events.
     On October 6, 2009, the Company issued a press release announcing that it had closed the offering of the Notes. The press release has been filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

4.1	Supplemental Indenture, dated as of October 5, 2009, among the Company, the guarantors named therein, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, The Bank of New York Mellon (Luxembourg) S.A., as successor registrar to The Bank of New York, The Bank of New York Mellon, as paying agent, and Grant Thornton, as Irish paying agent.

4.2	Registration Rights Agreement, dated as of October 5, 2009, among the Company, the guarantors named therein, Credit Suisse Securities (Europe) Limited, Barclays Bank PLC and Goldman Sachs International.

10.1	Amendment No. 3, dated as of October 5, 2009, among the Company, Pregis Holding II Corporation and the other parties signatory thereto, amending the Credit Agreement, dated as of October 12, 2005, among the Company, Pregis Holding II Corporation, Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent, and the other parties thereto.

10.2	Amendment No. 1 to the Second Lien Security Agreement, dated as of October 5, 2009, among the Company, each of the other grantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

10.3	Amended and Restated Second Lien Intellectual Property Security Agreement, dated as of October 5, 2009, among the Company, The Bank of New York Mellon Trust Company, N.A. and the other parties thereto.

10.4	Amendment No. 1 to the Subordinated Pledge Agreement, dated as of October 5, 2009, among the Company, The Bank of New York Mellon Trust Company, N.A. and Pregis (Luxembourg) Holding S.à r.l.

99.1	Press Release, dated October 6, 2009, regarding the closing of a private placement of debt securities.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: October 6, 2009

PREGIS HOLDING II CORPORATION
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

4.1	Supplemental Indenture, dated as of October 5, 2009, among the Company, the guarantors named therein, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, The Bank of New York Mellon (Luxembourg) S.A., as successor registrar to The Bank of New York, The Bank of New York Mellon, as paying agent, and Grant Thornton, as Irish paying agent.

4.2	Registration Rights Agreement, dated as of October 5, 2009, among the Company, the guarantors named therein, Credit Suisse Securities (Europe) Limited, Barclays Bank PLC and Goldman Sachs International.

10.1	Amendment No. 3, dated as of October 5, 2009, among the Company, Pregis Holding II Corporation and the other parties signatory thereto, amending the Credit Agreement, dated as of October 12, 2005, among the Company, Pregis Holding II Corporation, Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent, and the other parties thereto.

10.2	Amendment No. 1 to the Second Lien Security Agreement, dated as of October 5, 2009, among the Company, each of the other grantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

10.3	Amended and Restated Second Lien Intellectual Property Security Agreement, dated as of October 5, 2009, among the Company, The Bank of New York Mellon Trust Company, N.A. and the other parties thereto.

10.4	Amendment No. 1 to the Subordinated Pledge Agreement, dated as of October 5, 2009, among the Company, The Bank of New York Mellon Trust Company, N.A. and Pregis (Luxembourg) Holding S.à r.l.

99.1	Press Release, dated October 6, 2009, regarding the closing of a private placement of debt securities.